                                                                    EXHIBIT 99.2
                                                                    ------------

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF HEARST-ARGYLE TELEVISION, INC. (THE "COMPANY") (GIVING EFFECT TO THE PULITZER MERGER (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998, AS AMENDED BY THE COMPANY'S FORM 8-K/A FILED ON DECEMBER 16, 1998) BOTH INCLUDING AND EXCLUDING THE KELLY TRANSACTION (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998, AS AMENDED BY THE COMPANY'S FORM 8-K/A FILED ON DECEMBER 16, 1998))

     The following unaudited pro forma combined condensed financial statements of the Company (the "Pro Forma Statements") give effect to the Pulitzer Merger both including and excluding the Kelly Transaction, pursuant to which the Company will issue to the stockholders of Pulitzer Publishing Company ("Pulitzer") shares of the Company's Series A Common Stock (the "Series A Common Stock") with a value of $1.15 billion calculated on the basis of an equity adjustment "collar" mechanism and will assume $700 million of new debt (the "New Debt"). Upon consummation of the Kelly Transaction, the Company has agreed to acquire, through a merger transaction, all of the partnership interests in Kelly Broadcasting (as defined in Item 5 of the Company's Form 8-k dated September 29, 1998, as amended by the Company's Form 8-K/A filed on December 16, 1998), in exchange for cash consideration in the amount of $520 million, subject to a working capital adjustment.

     The Pulitzer Merger and the Kelly Transaction will be accounted for by the Company using the purchase method with the Company as the acquiror of Pulitzer Broadcasting (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998, as amended by the Company's Form 8-K/A filed on December 16, 1998) and Kelly Broadcasting. Accordingly, the Pulitzer Broadcasting and the Kelly Broadcasting assets and liabilities have been adjusted to their estimated fair values based upon preliminary purchase price allocations. The results of operations of Pulitzer Broadcasting and Kelly Broadcasting will be included in the consolidated financial statements of the Company subsequent to their dates of acquisition.

     The unaudited pro forma combined condensed statements of operations for the six-months ended June 30, 1997 and 1998 and for the year ended December 31, 1997 give effect to the Pulitzer Merger both including and excluding the Kelly Transaction as if both transactions had been completed at the beginning of each period presented. The unaudited pro forma combined condensed statements of operations of the Company, including the estimated impact of the Pulitzer Merger both including and excluding the impact of the Kelly Transaction, have been prepared based upon the unaudited pro forma combined condensed statements of operations of the Company, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, the historical statements of operations of Pulitzer Broadcasting and the historical statements of operations of Kelly Broadcasting. The unaudited pro forma combined condensed statements of operations of the Company for the year ended December 31, 1997 and for the six-months ended June 30, 1997, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, give effect to the transaction consummated on January 31, 1997 in which Argyle Television, Inc. ("Argyle"), exchanged its WZZM and WGRZ stations for Gannett Co., Inc.'s WLWT and KOCO stations located in Cincinnati, OH and Oklahoma City, OK, respectively (the "Gannett Swap"), the transaction consummated on August 29, 1997, in which The Hearst Corporation, pursuant to a merger transaction, contributed its television broadcast group to Argyle (the "Hearst Transaction"), and the transaction effective June 1, 1998, whereby the Company exchanged its television stations WNAC-TV and WDTN-TV for STC Broadcastings, Inc.'s television stations KSBW-TV and WPTZ-TV/WNNE-TV (the "STC Swap") as if all such transactions had occurred at the beginning of 1997, and for the six-months ended June 30, 1998 excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction give effect to the STC Swap as if such transaction had occurred at the beginning of 1998.

     The unaudited pro forma combined condensed balance sheet at June 30, 1998 gives effect to the Pulitzer Merger both including and excluding the Kelly Transaction as if the Pulitzer Merger had occurred on June 30, 1998 at the minimum Collar Price of $29.75 and at the maximum Collar Price of $38.50 and is based upon the historical consolidated balance sheets of the Company, Pulitzer Broadcasting and Kelly Broadcasting.

      The Pro Forma Statements should be read in conjunction with the Company's historical consolidated and unaudited pro forma combined condensed financial statements, the Pulitzer Broadcasting and the Kelly Broadcasting historical consolidated financial statements either included herein or filed previously by the Company. The Pro Forma Statements are not necessarily indicative of the actual results of operations or financial position of the Company that would have occurred had the Pulitzer Merger, the Kelly Transaction, the Hearst Transaction, the Gannett Swap and the STC Swap occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

     For purposes of the Pro Forma Statements, the estimated purchase price of Pulitzer Broadcasting was determined as follows assuming the maximum stock price of $38.50 and the minimum stock price of $29.75 (in thousands, except share data):

                                                                                      SHARES ISSUED
                                                                  PURCHASE PRICE   MAXIMUM     MINIMUM
                                                                  --------------  ----------  ----------
Value of Series A Common Stock issued to Pulitzer stockholders..      $1,150,000  29,870,130  38,655,462
New Debt assumed................................................         700,000
Estimated transaction costs.....................................          20,000
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE..................................      $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Pulitzer Broadcasting is allocated as follows (in thousands):

Fair value of the Pulitzer Broadcasting net assets.............       $  117,977
Intangible assets..............................................        1,752,023
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE.................................       $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the estimated purchase price of Kelly Broadcasting was determined as follows (in thousands):

Cash...........................................................         $520,000
Estimated transaction costs....................................           12,000
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE.................................         $532,000
                                                                        ========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Kelly Broadcasting is allocated as follows (in thousands):

Fair value of the Kelly Broadcasting net assets...............          $ 28,567
Intangible assets.............................................           503,433
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE................................          $532,000
                                                                        ========

     The estimated purchase price and the resulting allocations are based on management's preliminary estimations and have been made solely for purposes of developing the Pro Forma Statements. Any subsequent adjustments and any uncertainties affecting the pro forma presentation based upon such allocations are not expected to be significant. As the Collar Price is dependent upon the trading price and volume of the Hearst-Argyle Series A Common Stock during the Measurement Period, the accounting values assigned to the consideration exchanged at the close of the Pulitzer Merger, may fluctuate from the values assigned in the unaudited pro forma combined condensed financial statements. At the close of the Pulitzer Merger, the fair value of the consideration exchanged will be valued based upon the closing price times the number of shares issued in the Pulitzer Merger. If the closing price on the date of the closing of the Pulitzer Merger differed from the Collar Price plus or minus $0.25, the effect on net income would be approximately $341,000 (minimum stock price) and $263,000 (maximum stock price), and the effect on Earnings Per Share, both basic and diluted, assuming no additional shares are given, would be approximately $.0037 (minimum stock price) and $.0031 (maximum stock price).

                        Hearst-Argyle Television, Inc.
             Unaudited Pro Forma Combined Condensed Balance Sheet
                              as of June 30, 1998
           (Including the Pulitzer Merger and the Kelly Transaction)
                                (In thousands)

                                                                                                              Pulitzer
                                                               Kelly          Kelly            Pro Forma    Broadcasting
                                             Hearst-Argyle  Broadcasting   Transaction           Kelly        Business
                                              Historical     Historical    Adjustments        Transaction    Historical
                                             -------------  ------------   -----------        -----------   ------------
Assets
Current assets:
  Cash and cash equivalents                  $     13,938   $   1,826                          $  15,764      $       -
  Accounts receivable, net                         88,241      12,226                            100,467         50,863
  Program rights                                   12,567       4,608                             17,175          3,054
  Deferred tax asset                                5,975           -                              5,975
  Other                                            57,558         642                             58,200          1,306
                                             -------------  ------------   -----------        -----------   ------------
Total current assets                              178,279      19,302              -             197,581         55,223
Property, plant and equipment, net                124,043      14,589                            138,632         84,072
Intangible assets, net                            716,736      78,201        (78,201) (a)      1,221,962         98,670
                                                                             503,433  (a)
                                                                               1,793  (c)

Other:
  Deferred acquisition and financing
   costs, net                                      28,033           -                             28,033
  Program rights, non current                       3,904       3,984                              7,888
  Other assets                                     27,134       1,690           (764) (a)         28,060          7,904
                                                                                                       -
                                             -------------  ------------   -----------        -----------   ------------
Total assets                                 $  1,078,129   $ 117,766      $ 426,261         $ 1,622,156     $  245,869
                                             =============  ============   ===========        ===========   ============

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued liabilities         41,460       3,574          1,793  (c)         47,934       $ 13,806
                                                                               2,000  (a)
                                                                                (893) (a)
  Current portion of long-term debt                                                                   -          12,705
  Program rights payable                           13,472       3,828                             17,300          2,728
  Other current liabilities                           433                                            433          2,169
                                             -------------  ------------   -----------        -----------   ------------
Total current liabilities                          55,365       7,402          2,900              65,667         31,408
Deferred tax liability                            152,428                                        152,428

Program rights payable, noncurrent                  3,755       3,617                              7,372
Other liabilities                                     630         108                                738          2,522

Pension obligations                                                                                   -           6,242
Postretirement benefit obligations                                                                    -           2,659
Credit facility                                    29,000                    271,000  (b)        300,000
Senior notes                                      500,000                                        500,000        172,500
Senior subordinated notes                           2,596                                          2,596
Other long-term debt                                    -      91,465        167,535  (a)(b)     259,000
                                             -------------  ------------   -----------        -----------   ------------
Total liabilities                                 743,774     102,592        441,435           1,287,801        215,331

Partner's Capital                                       -      15,174        (15,174) (a)             -

Stockholders' equity
  Preferred stock series A                              1                                              1
  Preferred stock series B                              1                                              1
  Series A common stock                               125                                            125
  Series B common stock                               413                                            413
  Common stock                                                                                        -              10
  Treasury stock                                   (8,306)                                        (8,306)
Additional paid-in capital                        202,195                                        202,195         11,924

Intercompany balance                                                                                  -         (85,850)
Retained earnings                                 139,926                                        139,926        104,454
                                             -------------  ------------   -----------        -----------   ------------
Total stockholders' equity                        334,355         -            -                 334,355         30,538
                                             -------------  ------------   -----------        -----------   ------------
Total liabilities and stockholders' equity   $  1,078,129   $ 117,766      $ 426,261         $ 1,622,156      $ 245,869
                                             =============  ============   ===========        ===========   ============

                                                  Pulitzer                Pro Forma
                                                   Merger                  Pulitzer     Divestiture     Pro Forma
                                                 Adjustment                 Merger        WGAL (i)     Divestiture
                                                 -----------             -----------    ----------     -----------
Assets
   Current assets:
   Cash and cash equivalents                                             $    15,764    $       -      $    15,764
   Accounts receivable, net                                                  151,330       (5,652)         145,678
   Program rights                                                             20,229         (391)          19,838
   Deferred tax asset                                                          5,975                         5,975
   Other                                                                      59,506          (48)          59,458
                                                 -----------             -----------    ----------     -----------
Total current assets                                       -                 252,804       (6,091)         246,713
Property, plant and equipment, net                                           222,704       (5,776)         216,928
Intangible assets, net                               (98,670) (d)          3,651,775      (10,517)       3,641,258
                                                   1,752,023  (d)
                                                     677,790  (d)

Other:
    Deferred acquisition and financing costs, net                             28,033                        28,033
    Program rights, non current                                                7,888                         7,888
    Other assets                                      (6,000) (d)             34,964                        34,964
                                                       5,000  (g)
                                                 -----------             -----------    ----------     -----------
Total assets                                     $ 2,330,143             $ 4,198,168    $ (22,384)     $ 4,175,784
                                                 ===========             ===========    ==========     ===========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable and accrued liabilities      $    20,520  (d)(f)(g)  $    82,260    $    (749)     $    81,511

   Current portion of long-term debt                 (12,705) (d)                  -                             -
   Program rights payable                                                     20,028         (404)          19,624
   Other current liabilities                                                   2,602         (324)           2,278
                                                 -----------             -----------    ----------     -----------
Total current liabilities                              7,815                 104,890       (1,477)         103,413
Deferred tax liability                               677,790  (d)            830,509        2,449          832,958
                                                         291  (h)

Program rights payable, noncurrent                                             7,372                         7,372
Other liabilities                                     (1,023) (d)              1,946                         1,946
                                                        (291) (h)

Pension obligations                                   (1,401) (d)              4,841         (488)           4,353
Postretirement benefit obligations                                             2,659         (911)           1,748
Credit facility                                      700,000  (e)          1,000,000      (21,957)         978,043
Senior notes                                        (172,500) (d)            500,000                       500,000
Senior subordinated notes                                                      2,596                         2,596
Other long-term debt                                                         259,000                       259,000
                                                 -----------             -----------    ----------     -----------
Total liabilities                                  1,210,681               2,713,813      (22,384)       2,691,429

Partner's Capital

Stockholders' equity
    Preferred stock series A                                                       1                             1
    Preferred stock series B                                                       1                             1
    Series A common stock                                387  (e)                512                           512
    Series B common stock                                                        413                           413
    Common stock                                         (10) (d)                  -                             -
    Treasury stock                                                            (8,306)                       (8,306)
    Additional paid-in capital                       (11,924) (d)          1,351,808                     1,351,808
                                                   1,149,613  (e)

    Intercompany balance                              85,850  (d)                  -                             -
    Retained earnings                               (104,454) (d)            139,926                       139,926
                                                 -----------             -----------    ----------     -----------
Total stockholders' equity                         1,119,462               1,484,355            -        1,484,355
                                                 -----------             -----------    ----------     -----------
Total liabilities and stockholders' equity       $ 2,330,143             $ 4,198,168    $ (22,384)     $ 4,175,784
                                                 ===========             ===========    ==========     ===========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
             Unaudited Pro Forma Combined Condensed Balance Sheet
                              as of June 30, 1998
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                                (In thousands)

                                                             Pulitzer
                                                           Broadcasting   Pultizer             Pro Forma
                                            Hearst-Argyle    Business      Merger              Pullitzer   Divestiture   Pro Forma
                                              Historical    Historical   Adjustments             Merger      WGAL (i)   Divestiture
                                            -------------   ----------   -----------         ------------  -----------  -----------
Assets
Current assets:
    Cash and cash equivalents                  $   13,938   $       --                         $   13,938   $       --   $   13,938
    Accounts receivable, net                       88,241       50,863                            139,104       (5,652)     133,452
    Program rights                                 12,567        3,054                             15,621         (391)      15,230
    Deferred tax asset                              5,975                                           5,975                     5,975
    Other                                          57,558        1,306                             58,864          (48)      58,816
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total current assets                              178,279       55,223            --              233,502       (6,091)     227,411
Property, plant and equipment, net                124,043       84,072                            208,115       (5,776)     202,339
Intangible assets, net                            716,736       98,670       (98,670) (d)       3,146,549      (10,517)   3,136,032
                                                                           1,752,023  (d)
                                                                             677,790  (d)
Other:
    Deferred acquisition and
      financing costs, net                         28,033           --            --               28,033                    28,033
    Program rights, non current                     3,904                         --                3,904                     3,904
    Other assets                                   27,134        7,904        (6,000) (d)          34,038                    34,038
                                                                               5,000  (g)
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total assets                                   $1,078,129   $  245,869    $2,330,143           $3,654,141   $  (22,384)  $3,631,757
                                               ==========   ==========    ==========           ==========   ==========   ==========

Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable and accrued liabilities       41,460   $   13,806    $   20,520 (d)(f)(g) $   75,786   $     (749)  $   75,037


    Current portion of long-term debt                           12,705       (12,705) (d)              --                        --
    Program rights payable                         13,472        2,728                             16,200         (404)      15,796
    Other current liabilities                         433        2,169                              2,602         (324)       2,278
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total current liabilities                          55,365       31,408         7,815               94,588       (1,477)      93,111
Deferred tax liability                            152,428                    677,790  (d)         830,509        2,449      832,958
                                                                                 291  (h)

Program rights payable, noncurrent                  3,755                                           3,755                     3,755
Other liabilities                                     630        2,522        (1,023) (d)           1,838                     1,838
                                                                                (291) (h)
Pension obligations                                              6,242        (1,401) (d)           4,841         (488)       4,353
Postretirement benefit obligations                               2,659                              2,659         (911)       1,748
Credit facility                                    29,000                    700,000  (e)         729,000      (21,957)     707,043
Senior notes                                      500,000      172,500      (172,500) (d)         500,000                   500,000
Senior subordinated notes                           2,596                                           2,596                     2,596
Other long-term debt                                   --                                              --                        --
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total liabilities                                 743,774      215,331     1,210,681            2,169,786      (22,384)   2,147,402

Partner's Capital                                      --

Stockholders' equity
    Preferred stock series A                            1                                               1                         1
    Preferred stock series B                            1                                               1                         1
    Series A common stock                             125                        387  (e)             512                       512
    Series B common stock                             413                                             413                       413

    Common stock                                                    10           (10) (d)              --                        --
    Treasury stock                                 (8,306)                                         (8,306)                   (8,306)
    Additional paid in capital                    202,195       11,924       (11,924) (d)       1,351,808                 1,351,808
                                                                           1,149,613  (e)

    Intercompany balance                                       (85,850)       85,850  (d)              --                        --
    Retained earnings                             139,926      104,454      (104,454) (d)         139,926                   139,926
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total stockholders' equity                        334,355       30,538     1,119,462            1,484,355           --    1,484,355
                                               ----------   ----------    ----------           ----------   ----------   ----------
Total liabilities and stockholders' equity     $1,078,129   $  245,869    $2,330,143           $3,654,141   $  (22,384)  $3,631,757
                                               ==========   ==========    ==========           ==========   ==========   ==========

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS ADJUSTMENTS:

(a) To reflect the Kelly Transaction and the adjustment of the Kelly Broadcasting net assets to their estimated fair values of the net assets acquired, the elimination of existing long-term debt and partners' capital.
(b) To record the issuance of long-term debt to be incurred in connection with the purchase price paid for Kelly Broadcasting and related transaction costs. The Company intends to use: (i) amounts available under its Credit Agreement, dated August 29, 1997, with The Chase Manhattan Bank, as Administrative Agent and certain lenders party thereto (the "Chase Credit Facility"), and (ii) the proceeds from the issuance of $450 million of 7.18% Senior Notes having a maturity of 12 years and an average life of ten years, to finance the Kelly Transaction.
(c) To record the amount the Company will owe Kelly Broadcasting to the extent the estimated working capital is more than $11 million (approximately $1.8 million) which is based upon the working capital of Kelly Broadcasting as of June 30, 1998.
(d) To reflect the Pulitzer Merger and the adjustment of Pulitzer Broadcasting Business net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and stockholders' equity and to record the tax effect of the differences between book and tax basis of the net assets acquired.
(e) Issuance of 38,655,462 shares of the Company's Series A Common Stock to the stockholders of New Pulitzer (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998 and as amended by this Form 8-K/A filing) and the assumption of the New Debt ($700 million) for the net assets of Pulitzer Broadcasting Business. The adjustment reflects the minimum stock price or the maximum number of shares to be issued. If the maximum stock price is used, then the minimum number of shares to be issued is 29,870,130.
(f) To record the amount the Company will owe New Pulitzer to the extent the difference between the Company's total current assets and total amount liabilities (other than the New Debt, Pulitzer's existing debt and the fees and expenses incurred by Pulitzer in connection with the Pulitzer Merger) as of the end of the most recently available month end period immediately preceding the effective time of the Pulitzer Merger is more than $41 million (approximately $1.2 million) which is based upon the working capital of Pulitzer Broadcasting as of June 30, 1998.
(g) To record the Company's purchase of Pulitzer's investment in the Major League Baseball team, the Arizona Diamondbacks.
(h) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.
(i) Upon consummation of the Pulitzer Merger, the Company will, assuming the Federal Communications Commission (the "FCC") grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Chase Credit Facility, and therefore the pro forma balance sheet reflects the effect of a reduction in the Chase Credit Facility by an amount equal to $22.0 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of Pulitzer Broadcasting implied by the shares of Series A Common Stock to be issued in the Pulitzer Merger (the "Merger Stock"), the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement Of Operations
                          Year Ended December 31, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                        PULITZER
                   PRO FORMA     KELLY        KELLY        PRO FORMA  BROADCASTING  PULITZER       PRO FORMA
                    HEARST-   BROADCASTING TRANSACTION       KELLY      BUSINESS     MERGER        PULITZER   DIVESTITURE
                   ARGYLE(a)   HISTORICAL  ADJUSTMENTS    TRANSACTION  HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)
                   ---------  ------------ -----------    ----------- ------------ -----------    ---------    -----------
Total revenues...  $388,397     $65,311                    $453,708     $227,016    $  9,038 (m)  $689,762      $(29,772)
Station operating
 expenses........   169,438      39,499     $ (6,619)(b)    202,318      125,090         600 (f)   317,692        (9,876)
                                                                                     (10,316)(m)
Amortization of
 program rights..    41,517                    5,299 (b)     46,816                   12,490 (m)    59,306        (1,748)
Depreciation and
 amortization....    39,944       4,483       12,742 (c)     57,169       23,447      50,446 (g)   131,062        (1,367)
                   --------     -------     --------       --------     --------    --------      --------      --------
Station operating
 income..........   137,498      21,329      (11,422)       147,405       78,479     (44,182)      181,702       (16,781)
Corporate general
 and
 administrative
 expenses........    12,000                    1,320 (b)     12,000                   (5,354)(h)    13,500
                                              (1,320)(h)                               6,854 (m)
                   --------     -------     --------       --------     --------    --------      --------      --------
Operating
 income..........   125,498      21,329      (11,422)       135,405       78,479     (45,682)      168,202       (16,781)
Interest expense,
 net.............   (37,228)     (1,203)     (35,897)(d)    (74,328)     (16,081)    (32,919)(i)  (123,328)        1,028
Other income,
 net.............                                                             10         (10)(m)       --
                   --------     -------     --------       --------     --------    --------      --------      --------
Income before
 income taxes....    88,270      20,126      (47,319)        61,077       62,408     (78,611)       44,874       (15,753)
Income taxes.....    36,700                  (11,048)(e)     25,652       24,387     (31,031)(j)    19,008        (6,250)
                   --------     -------     --------       --------     --------    --------      --------      --------
Income from
 continuing
 operations......    51,570     $20,126     $(36,271)      $ 35,425     $ 38,021    $(47,580)       25,866      $ (9,503)
                                =======     ========       ========     ========    ========                    ========
Less: preferred
 stock
 dividends.......    (1,422)                                                                        (1,422)
                   --------                                                                       --------
Income applicable
 to common
 stock...........  $ 50,148                                                                       $ 24,444
                   ========                                                                       ========
Basic (Minimum):
 Income per
  common share...  $   0.93                                                                       $   0.26
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,828                                                                         92,483(l)
Basic (Maximum):
 Income per
  common share...  $   0.93                                                                       $   0.29
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,828                                                                         83,698(l)
Diluted
 (Minimum):
 Income per
  common share...  $   0.93                                                                       $   0.26
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,873                                                                         92,528(l)
Diluted
 (Maximum):
 Income per
  common share...  $   0.93                                                                       $   0.29
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,873                                                                         83,743(l)
                    PRO FORMA
                   DIVESTITURE
                   -------------
Total revenues...   $659,990
Station operating
 expenses........    307,816
Amortization of
 program rights..     57,558
Depreciation and
 amortization....    129,695
                   -------------
Station operating
 income..........    164,921
Corporate general
 and
 administrative
 expenses........     13,500
                   -------------
Operating
 income..........    151,421
Interest expense,
 net.............   (122,300)
Other income,
 net.............        --
                   -------------
Income before
 income taxes....     29,121
Income taxes.....     12,758
                   -------------
Income from
 continuing
 operations......     16,363
Less: preferred
 stock
 dividends.......     (1,422)
                   -------------
Income applicable
 to common
 stock...........   $ 14,941
                   =============
Basic (Minimum):
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     92,483(l)
Basic (Maximum):
 Income per
  common share...   $   0.18
                   =============
 Number of shares
  used in per
  share
  calculation....     83,698(l)
Diluted
 (Minimum):
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     92,528(l)
Diluted
 (Maximum):
 Income per
  common share...   $   0.18
                   =============
 Number of shares
  used in per
  share
  calculation....     83,743(l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                     PULITZER
                         PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                          HEARST-     BUSINESS     MERGER       PULITZER     DIVESTITURE  PRO FORMA
                         ARGYLE(A)   HISTORICAL  ADJUSTMENTS     MERGER        WGAL(K)   DIVESTITURE
                         ---------  ------------ -----------    ---------    ----------- -----------
Total revenues.......... $388,397     $227,016    $   9,038 (m) $624,451      $(29,772)   $594,679
Station operating
 expenses...............  169,438      125,090          600 (f)  284,812        (9,876)    274,936
                                                    (10,316)(m)
Amortization of
 program rights.........   41,517                    12,490 (m)   54,007        (1,748)     52,259
Depreciation and
 amortization...........   39,944       23,447       50,446 (g)  113,837        (1,367)    112,470
                         --------     --------    ---------     --------      --------    --------
Station operating
 income.................  137,498       78,479      (44,182)     171,795       (16,781)    155,014
Corporate general and
 administrative
 expenses...............   12,000                    (5,354)(h)   13,500                    13,500
                                                      6,854 (m)
                         --------     --------    ---------     --------      --------    --------
Operating income........  125,498       78,479      (45,682)     158,295       (16,781)    141,514
Interest expense, net...  (37,228)     (16,081)     (32,919)(i)  (86,228)        1,028     (85,200)
Other income, net.......                    10          (10)(m)      --
                         --------     --------    ---------     --------      --------    --------
Income before income
 taxes..................   88,270       62,408      (78,611)      72,067       (15,753)     56,314
Income taxes............   36,700       24,387      (31,706)(j)   29,381        (6,250)     23,131
                         --------     --------    ---------     --------      --------    --------
Income from continuing
 operations.............   51,570     $ 38,021    $ (46,905)      42,686      $ (9,503)     33,183
                                      ========    =========                   ========
Less: preferred
 stock dividends........   (1,422)                                (1,422)                   (1,422)
                         --------                               --------                  --------
Income applicable to
 common stock........... $ 50,148                               $ 41,264                  $ 31,761
                         ========                               ========                  ========
Basic (Minimum):
  Income per
   common share......... $   0.93                               $   0.45                  $   0.34
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,828                                 92,483(l)                 92,483(l)
Basic (Maximum):
  Income per common
   share................ $   0.93                               $   0.49                  $   0.38
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,828                                 83,698(l)                 83,698(l)
Diluted (Minimum):
  Income per common
   share................ $   0.93                               $   0.45                  $   0.34
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,873                                 92,528(l)                 92,528(l)
Diluted (Maximum):
  Income per common
   share................ $   0.93                               $   0.49                  $   0.38
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,873                                 83,743(l)                 83,743(l)

See notes on the following pages.

                        Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                        Six Months Ended June 30, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                                                    Historical
                                                    Historical                        Pro Forma      Pulitzer      Pulitzer
                                     Pro Forma         Kelly      Kelly Transaction     Kelly       Broadcasting     Merger
                                 Hearst-Argyle (a)  Broadcasting    Adjustments       Transaction    Business      Adjustments
                                ------------------  ------------  -----------------   -----------   ------------   -----------
Total revenues..................      $185,271       $32,255        $......           $217,526      $111,264        $ 4,618  (m)

 Station operating expenses.....        81,145        18,235         (3,072) (b)        96,308        61,851            300  (f)
                                                                                                                     (5,246) (m)

 Amortization of program rights.        20,384                        2,567  (b)        22,951                        6,431  (m)
 Depreciation and amortization..        16,961         1,223          6,371  (c)        24,555        11,684         25,183  (g)
                                     -------------  ------------  ----------          -----------  ------------    ---------
 Station operating income.......        66,781        12,797         (5,866)            73,712        37,729        (22,050)

 Corporate general and
     administrative expenses....         6,554                          505  (b)         6,554                       (2,678) (h)
                                                                       (505) (h)                                      3,428  (m)
                                     -------------  ------------  ----------          -----------  ------------    ---------
 Operating income...............        60,227        12,797         (5,866)            67,158        37,729        (22,800)

 Interest (expense) income).....       (18,614)          135        (18,685) (d)       (37,164)       (8,699)       (15,801) (i)
 other income, net..............                                                                           5             (5) (m)
                                     -------------  ------------  ----------          -----------  ------------    ---------
 Income before income taxes.....        41,613        12,932        (24,551)            29,994        29,035        (38,606)

 Income taxes...................        17,685            --         (5,387) (e)        12,298        11,346        (15,271) (j)
                                     -------------  ------------  ----------          -----------  ------------    ---------
Income from continuing
     operations.................        23,928       $12,932       $(19,164)          $ 17,696      $ 17,689       $(23,335)
                                     =============  ============  ==========          ===========  ============    =========

Less: preferred stock
     dividends..................          (711)
                                      --------
Income applicable to
     common stock...............      $ 23,217
                                      ========
Basic (Minimum):
   Income per common share......      $   0.43
                                      ========
   Number of shares used in per
      share calculation.........        53,815

Basic (Maximum):
   Income per common share......      $   0.43
                                      ========
   Number of shares used in per
      share calculation.........        53,815

Diluted (Minimum):
   Income per common share......      $   0.43
                                      ========
   Number of shares used in per
      share calculation                 54,080

Diluted (Maximum):
   Income per common share......      $   0.43
                                      ========
   Number of shares used in per
      share calculation.........        54,080

                                        Pro Forma
                                        Pulitzer           Divestiture         Pro Forma
                                         Merger             WGAL (k)           Divestiture
                                       ------------     ----------------   ----------------
Total revenues.................          $333,408          $ (14,301)          $ 319,107

 Station operating expenses....           153,213             (4,953)            148,260
 Amortization of program rights.           29,382               (893)             28,489
 Depreciation and amortization..           61,422               (680)             60,742
                                        -----------     ----------------   -------------
 Station operating income......            89,391             (7,775)             81,616

 Corporate general and
     administrative expenses....            7,304                                  7,304
                                        -----------     ----------------   -------------
 Operating income...............           82,087             (7,775)             74,312

 Interest (expense) income......          (61,664)               768             (60,896)
 Other income, net
                                        -----------     ----------------   -------------

 Income before income tax......            20,423             (7,007)             13,416

 Income taxes..................             8,373             (2,864)              5,509
                                        -----------     ----------------   -------------

Income from continuing
   operations..................            12,050          $  (4,143)              7,907
                                                           =========
Less: preferred stock dividends..            (711)                                  (711)
                                        ---------                              ---------

Income applicable to common stock..     $  11,339                              $   7,196
                                        =========                              =========
Basic (Minimum):
   Income per common share.....         $    0.12                              $    0.08
                                        =========                              =========
   Number of shares used in per
      share calculation.........           92.471 (1)                             92,471 (l)

Basic (Maximum):
   Income per common share......        $    0.14                              $    0.09
                                        =========                              =========
   Number of shares used in per
      share calculation.........           83,685 (1)                             83,685 (l)

Diluted (Minimum):
   Income per common share......        $    0.12                              $    0.08
                                        =========                              =========
   Number of shares used in per
      share calculation.........           92,735 (1)                             92,735 (l)

Diluted (Maximum):
   Income per common share......        $    0.14                              $    0.09
                                        =========                              =========
   Number of shares used in per
      share calculation.........           83,950 (1)                             83,950 (l)

See notes on the following page

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1997
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                                 HISTORICAL
                               PRO FORMA         PULITZER                      PRO FORMA
                                HEARST-          BROADCASTING      MERGER       PULITZER          DIVESTITURE    PRO FORMA
                               ARGYLE(a)         BUSINESS       ADJUSTMENTS     MERGER             WGAL(k)     DIVESTITURE
                             -------------      ------------   ------------   -----------      --------------  -----------
Total revenues.............    $185,271          $111,264      $  4,618 (m)    $301,153           $(14,301)   $  286,852

Station operating expenses.      81,145          61,851           300 (f)       138,050             (4,953)      133,097
                                                               (5,246)(m)
Amortization of program
 rights....................      20,384                         6,431 (m)        26,815               (893)       25,922
Depreciation and
 amortization..............      16,961          11,684        25,183 (g)        53,828               (680)       53,148
                               --------          -------      --------         --------           --------    ----------
Station operating income...      66,781          37,729       (22,050)           82,460             (7,775)       74,685

Corporate general and
   administrative expenses.       6,554                        (2,678)(h)         7,304                            7,304
                                                                3,428 (m)
                               --------          -------     --------          --------           --------    ----------

Operating income...........      60,227          37,729       (22,800)           75,156             (7,775)       67,381

Interest (expense) income..     (18,614)         (8,699)      (15,801)(i)       (43,114)               768       (42,346)

Other income, net..........                           5            (5)(m)
                               --------          -------     --------          --------           --------    ----------

Income before income taxes.      41,613          29,035       (38,606)           32,042             (7,007)       25,035

Income taxes...............      17,685          11,346       (15,271)(j)        13,760             (2,864)       10,896
                               --------          -------     --------          --------           --------    ----------

Income from continuing
 operations................      23,928          $ 17,696    $(23,335)           18,282           $ (4,143)   $   14,139
                               ========          =======     ========                             ========
Less: preferred stock
 dividends.................        (711)                                           (711)                            (711)
                               --------                                        --------                       ----------
Income applicable to
 common stock..............    $ 23,217                                        $ 17,571                       $   13,428
                               ========                                        ========                       ==========
Basic (Minimum):
   Income per common share.    $   0.43                                        $   0.19                       $     0.14
                               ========                                        ========                       ==========
   Number of shares used in
      per share calculation      53,815                                          92,471 (l)                       92,471 (l)

Basic (Maximum):
   Income per common share.    $   0.43                                        $   0.21                       $     0.16
                               ========                                        ========                       ==========
   Number of shares used in
      per share calculation      53,815                                          83,685 (l)                       83,685 (l)

Diluted (Minimum):
   Income per common share.    $   0.43                                        $   0.19                       $     0.14
                               ========                                        ========                       ==========
   Number of shares used in
      per share calculation      54,080                                          92,735 (l)                       92,735 (l)

Diluted (Maximum):
   Income per common share.    $   0.43                                        $   0.21                       $     0.16
                               ========                                        ========                       ==========
   Number of shares used in
      per share calculation      54,080                                          83,950 (l)                        83,950(l)


See notes on the following pages.

                        Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
           (Including the Pulitzer Merger and the Kelly Transaction)

                        Six Months Ended June 30, 1998
                     (In thousands, except per share data)

                                                                                               Historical
                                                    Historical                     Pro Forma    Pulitzer     Pulitzer
                                     Pro Forma         Kelly     Kelly Transaction   Kelly     Broadcasting   Merger
                                 Hearst-Argyle (a)  Broadcasting   Adjustments     Transaction  Business    Adjustments
                                ------------------------------------------------  -------------------------------------
Total revenues                        $197,016       $35,810                       $232,826    $119,773   $  4,067  (m)

 Station operating expenses             84,851        20,374      $ (4,993) (b)     100,232      64,312        300  (f)
                                                                                                            (5,521) (m)
 Amortization of program rights         21,026             -         4,184  (b)      25,210           -      6,165  (m)
 Depreciation and amortization          18,820         4,475         3,205  (b)(c)   26,500      11,051     25,156  (g)
                                     --------------------------------------        --------------------------------

 Station operating income               72,319        10,961        (2,396)          80,884      44,410    (22,033)

 Corporate general and                   6,554             -           557  (b)       6,554                 (2,668) (h)
     administrative expenses                                          (557) (h)                              3,418  (m)
                                     --------------------------------------        --------------------------------

 Operating income (loss)                65,765        10,961        (2,396)          74,330      44,410    (22,783)

 Interest expense                       18,614         3,651        14,899  (b)(d)   37,164       6,925     17,575  (i)
 Net other income                                                                         -           5         (5) (m)
                                     --------------------------------------        --------------------------------

 Income (loss) before income taxes      47,151         7,310       (17,295)          37,166      37,490    (40,363)

 Income taxes                           20,154             -        (4,908) (e)      15,246      14,645    (15,823) (j)
                                     --------------------------------------        --------------------------------
                                                                                       41.0%
Income (loss) from continuing
   operations                           26,997       $ 7,310      $(12,387)        $ 21,920    $ 22,845   $(24,540)
                                                     ======================        ================================

Less: preferred stock dividends           (711)
                                      --------

Income applicable to common stock     $ 26,286
                                      ========
Basic (Minimum):
Income per common share               $   0.49
                                      ========
Number of shares used in per
  share calculation                     53,815

Basic (Maximum):
Income per common share               $   0.49
                                      ========
Number of shares used in per
  share calculation                     53,815

Diluted (Minimum)
Income per common share               $   0.49
                                      ========
Number of shares used in per
  share calculation                     54,080

Diluted (Maximum):
Income per common share               $   0.49
                                      ========
Number of shares used in per
  share calculation                     54,080

                                          Pro Forma
                                          Pulitzer     Divestiture      Pro Forma
                                           Merger        WGAL (k)      Divestiture
                                       --------------------------------------------
Total revenues                           $356,666     $ (14,847)       $ 341,819

 Station operating expenses               159,323        (5,009)         154,314

 Amortization of program rights            31,375          (852)          30,523
 Depreciation and amortization             62,707          (675)          62,032
                                        ----------------------------------------
 Station operating income                 103,261        (8,311)          94,950

 Corporate general and                      7,304                          7,304
     administrative expenses
                                        ----------------------------------------

 Operating income (loss)                   95,957        (8,311)          87,646

 Interest expense                          61,664          (768)          60,896
 Net other income                               -
                                        ----------------------------------------

 Income (loss) before income tax           34,293        (7,543)          26,750

 Income taxes                              14,068        (3,092)          10,976
                                        ----------------------------------------

Income (loss) from continuing
   operations                              20,225     $  (4,451)          15,774
                                                      =========
Less: preferred stock dividends              (711)                          (711)
                                        ---------                      ---------

Income applicable to common stock       $  19,514                      $  15,063
                                        =========                      =========
Basic (Minimum):
Income per common share                 $    0.21                      $    0.16
                                        =========                      =========
Number of shares used in per
  share calculation                        92,471 (1)                     92,471 (l)

Basic (Maximum):
Income per common share                 $    0.23                      $    0.18
                                        =========                      =========
Number of shares used in per
  share calculation                        83,685 (1)                     83,685 (l)

Diluted (Minimum)
Income per common share                 $    0.21                      $    0.16
                                        =========                      =========
Number of shares used in per
  share calculation                        92,735 (1)                     92,735 (l)

Diluted (Maximum):
Income per common share                 $    0.23                      $    0.18
                                        =========                      =========
Number of shares used in per
  share calculation                        83,950 (1)                     83,950 (l)

See notes on the following page

                         Hearst-Argyle Television, Inc.
        Unaudited Pro Forma Combined Condensed Statement of Operations
                        Six Months Ended June 30, 1998
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                                       Historical
                                                        Pulitzer       Pulitzer          Pro Forma
                                       Pro Forma      Broadcasting      Merger            Pulitzer    Divestiture    Pro Forma
                                  Hearst-Argyle (a)    Business      Adjustments           Merger       WGAL (k)    Divestiture
                                -------------------------------------------------      ------------------------------------------

 Total revenues                     $ 197,016         $ 119,773          $ 4,067  (m)    $ 320,856     $ (14,847)    $ 306,009

 Station operating expenses            84,851            64,312              300  (f)      143,942        (5,009)      138,933
                                                                          (5,521) (m)
 Amortization of program rights        21,026                             6,165   (m)       27,191          (852)       26,339
 Depreciation and amortization         18,820            11,051           25,156  (g)       55,027          (675)       54,352
                                -------------------------------------------------      ------------------------------------------

 Station operating income              72,319            44,410          (22,033)           94,696        (8,311)       86,385

 Corporate general and                  6,554                             (2,668) (h)        7,304                       7,304
     administrative expenses                                               3,418  (m)
                                -------------------------------------------------      ------------------------------------------

 Operating income (loss)               65,765            44,410          (22,783)           87,392        (8,311)       79,081

 Interest expense                      18,614             6,925           17,575  (i)       43,114          (768)       42,346
 Net other income                                             5               (5) (m)
                                -------------------------------------------------      ------------------------------------------

 Income (loss) before
   income taxes                        47,151            37,490          (40,363)           44,278        (7,543)       36,735

 Income taxes                          20,154            14,645          (15,823) (j)       18,976        (3,092)       15,884
                                -------------------------------------------------      ------------------------------------------

 Income (loss) from continuing
   operations                          26,997          $ 22,845        $ (24,540)           25,302      $ (4,451)       20,851
                                                     ============================                  ==============
 Less: preferred stock
   dividends                             (711)                                                (711)                       (711)
                                -------------                                        -------------               -------------
 Income applicable to
   common stock                     $  26,286                                            $  24,591                   $  20,140
                                =============                                        =============               =============

 Basic (Minimum):
 Income per common share            $    0.49                                            $    0.27                   $    0.22
                                =============                                        =============               =============
 Number of shares used in per
   share calculation                   53,815                                               92,471 (l)                  92,471 (l)

 Basic (Maximum):
 Income per common share            $    0.49                                            $    0.29                   $    0.24
                                =============                                        =============               =============
 Number of shares used in per
   share calculation                   53,815                                               83,685 (l)                  83,685 (l)

 Diluted (Minimum)
 Income per common share            $    0.49                                            $    0.27                   $    0.22
                                =============                                        =============               =============

 Number of shares used in per
   share calculation                   54,080                                               92,735 (l)                  92,735 (l)

 Diluted (Maximum):
 Income per common share            $    0.49                                            $    0.29                   $    0.24
                                =============                                        =============               =============
 Number of shares used in per
   share calculation                   54,080                                               83,950 (l)                  83,950(l)


See notes on the following page.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
ADJUSTMENTS:

(a) On a pro forma basis assuming the Gannett Swap, the Hearst Transaction and the STC Swap had occurred as of January 1, 1997.
(b) Reclassification of Kelly Broadcasting account balances to conform with the Company presentation.
(c) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements of Kelly Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill-40 years; FCC licenses-40 years; network affiliation agreements-40 years and other intangible assets-2 to 5 years.
(d) Interest expense relating to debt issued ($530 million) for the Kelly Transaction at an assumed interest rate of 7.15% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical financial statements of Kelly Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $663,000.
(e) Estimated income tax effect of the above adjustments, giving effect to the Kelly Transaction.
(f) Estimated pension costs associated with the newly-established defined benefit pension plan to be created for the transferred Pulitzer Broadcasting Business employees, including the assets to be transferred to the Company per the terms of the Pulitzer Merger Agreement (as defined in Item 5 of the Company's Form 8-K/A, dated December 15, 1998), net of pension costs recorded in the historical consolidated financial statements.
(g) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical consolidated financial statements of Pulitzer Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill - 40 years; FCC licenses - 40 years; network affiliation agreements - 40 years and other intangible assets 2 to 5 years.
(h) Change in corporate general and administrative expenses due to the Pulitzer Merger and the Kelly Transaction, as a result of certain contractual agreements expected to be entered into upon consummation of the Pulitzer Merger and the Kelly Transaction including the Services Agreement with Hearst (which includes certain administrative services such as accounting, financial, legal, tax, insurance data processing and employee benefits) which will be amended upon consummation of the Pulitzer Merger and the Kelly Transaction, net of corporate general and administrative expenses recorded in the historical financial statements of Pulitzer Broadcasting and Kelly Broadcasting.
(i) Interest expense relating to the New Debt ($700 million) assumed in the Pulitzer Merger at an assumed interest rate of 7.1% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical consolidated financial statements of Pulitzer Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $875,000.
(j) Estimated income tax effect of the above adjustments, giving effect to the Pulitzer Merger.
(k) Upon consummation of the Pulitzer Merger, the Company will, assuming the FCC grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Chase Credit Facility and therefore the Pro Forma Statements of operations reflects the effects of a reduction in the Chase Credit Facility by an amount equal to $22.0 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of the Pulitzer Broadcasting implied by the Merger Stock, the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.
(l) Includes the issuance of the Company Series A Common Stock to the stockholders of New Pulitzer.
(m) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE COMPANY

     The Unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the year ended December 31, 1997 and the six-months ended June 30, 1997 and 1998 have been prepared as if the Gannett Swap, the Hearst Transaction and the STC Swap had been completed as of the beginning of the periods presented. The Gannett Swap, the Hearst Transaction and the STC Swap are accounted for using the purchase method of accounting. Any subsequent adjustments and any uncertainties affecting the pro forma presentation are not expected to be significant. The pro forma statements of operations presented herein are not necessarily indicative of the Company's results of operations that might have occurred had such transactions been completed at the beginning of the periods indicated and do not purport to represent the Company's consolidated results of operations for any future period.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
                                 (In thousands)


                                  Historical    Historical  Gannett Swap Transaction     Pro Forma       STC Swap      Pro Forma
                             Hearst-Argyle (a)  Argyle (b)  Adjustments  Adjustments  Hearst Transaction Adjustments  Hearst-Argyle
                             -------------------------------------------------------  ---------------------------------------------
Total revenues                     $ 333,661    $ 51,826   $ 975 (h)     $ 1,320  (c)     $ 387,782      $ 615 (i)    $ 388,397


 Station operating expenses          142,096      27,610     681 (d)(h)   (1,944) (p)       168,443        995 (i)(j)   169,438
 Amortization of program rights       40,129       2,833      16 (h)                         42,978     (1,461)(i)       41,517
 Depreciation and amortization        22,924      16,955     138 (e)(f)   (3,777) (f)        36,240      3,704 (e)(f)    39,944
                                   --------------------------------------------------------------------------------------------
 Station operating income            128,512       4,428     140           7,041            140,121     (2,623)         137,498

 Corporate general and
     administrative expenses           9,527       2,700       -            (227) (l)        12,000          -           12,000
 Non-cash compensation expense             -       3,518       -          (3,518) (k)             -          -                -
                                   --------------------------------------------------------------------------------------------

 Operating income (loss)             118,985      (1,790)    140          10,786            128,121     (2,623)         125,498

 Interest expense, net                32,484      12,749       -          (8,005) (m)        37,228          -           37,228
                                   --------------------------------------------------------------------------------------------

 Income (loss) before income taxes    86,501     (14,539)    140          18,791             90,893     (2,623)          88,270

 Income taxes                         35,363           -       -           2,430  (g)        37,793     (1,093)(g)       36,700
                                   --------------------------------------------------------------------------------------------

Income (loss) from continuing
   operations                       $ 51,138   $ (14,539)  $ 140        $ 16,361           $ 53,100   $ (1,530)        $ 51,570
                                   ============================================================================================

See notes on the following page.

                        Hearst-Argyle Television, Inc.
        Unaudited Pro Forma Combined Condensed Statement of Operations
                        Six Months Ended June 30, 1997
                                (In thousands)

                                                              Hearst
                             Historical Hearst  Historical  Gannett Swap   Transaction     Pro Forma         STC Swap    Pro Forma
                             Broadcast Group    Argyle (o)  Adjustments   Adjustments  Hearst Transaction Adjustments  Hearst-Argyle
                             -------------------------------------------------------------------------------------------------------
Total revenues                   $  143,566    $ 39,765      $ 975 (h)        $ 1,026  (c)   $ 185,332      $ (61) (i)    $ 185,271


 Station operating expenses          60,596      21,367        681 (d)(h)      (1,458) (p)      81,186        (41) (i)(j)    81,145
 Amortization of program rights      19,052       2,119         16 (h)              -           21,187       (803) (i)       20,384
 Depreciation and amortization        8,190      12,760        138 (e)(f)      (5,363) (f)      15,725      1,236  (e)(f)    16,961
                                   ------------------------------------------------------------------------------------------------
 Station operating income            55,728       3,519        140              7,847           67,234       (453)           66,781

 Corporate general and
     administrative expenses          4,467       1,904          -                183  (l)       6,554                        6,554
 Non-cash compensation expense            -         503          -               (503) (k)           -          -                 -
                                   ------------------------------------------------------------------------------------------------
                                                                                                     -
 Operating income (loss)             51,261       1,112        140              8,167           60,680       (453)           60,227
                                                                                                     -
 Interest expense, net               12,485       9,407          -             (3,278) (m)      18,614                       18,614
                                   ------------------------------------------------------------------------------------------------
                                                                                                     -
 Income (loss) before income taxes   38,776      (8,295)       140             11,445           42,066       (453)           41,613
                                                                                                     -
 Income taxes                        16,054           -          -              1,631  (g)      17,685          -  (g)       17,685
                                   ------------------------------------------------------------------------------------------------
                                                                                                     -
Income (loss) from continuing                                                                        -
   operations                      $ 22,722    $ (8,295)     $ 140            $ 9,814         $ 24,381     $ (453)         $ 23,928
                                   ================================================================================================

See notes on the following page.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                         Six Months Ended June 30, 1998
                                 (In thousands)



                                        HISTORICAL       STC SWAP              PRO FORMA
                                     HEARST-ARGYLE(n)  ADJUSTMENTS           HEARST-ARGYLE
                                     ----------------  ------------          -------------

Total revenues.....................       $196,965         $    51 (i)            $197,016

Station operating expenses.........         83,948             903 (i)(j)           84,851
Amortization of program rights.....         21,669            (643)(i)              21,026
Depreciation and amortization......         17,641           1,179 (e)(f)           18,820
                                          --------         -------                --------

Station operating income...........         73,707          (1,388)                 72,319

Corporate general and
   administrative expenses.........          6,554              --                   6,554
                                          --------         -------                --------

Operating income...................         67,153          (1,388)                 65,765

Interest expense, net..............         19,827          (1,213)(m)              18,614
                                          --------         -------                --------

Income before income taxes.........         47,326            (175)                 47,151

Income taxes.......................         20,229             (75)(g)              20,154
                                          --------         -------                --------

Income from continuing operations..       $ 27,097         $  (100)               $ 26,997
                                          ========         =======                ========

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE
COMPANY:

(a) The Hearst Transaction was consummated on August 29, 1997. The historical financial data includes Argyle for the four months ended December 31, 1997. Includes results from (i) WCVB, WTAE, WBAL, WISN, KMBC, and WDTN for the entire period presented; (ii) WAPT, KITV, KHBS/KHOG, WLWT, KOCO and Hearst-Argyle's shares of the Clear Channel Venture from September 1 through December 31, 1997; and, (iii) the management fees derived by Hearst-Argyle from WWWB, WPBF, KCWE and WBAL-radio (the "Managed Stations") from
    September 1 through December 31, 1997.
(b) Includes the results of operations of Argyle, which includes: (i) WAPT, KITV, KHBS/KHOG Argyle's share of broadcast cash flows from the Clear Channel Venture for January 1 to August 31, 1997; (ii) WZZM and WGRZ for January 1997 only; and, (iii) WLWT and KOCO from February 1 through
    August 31, 1997.
(c) Management fees derived by the Company from the Managed Stations from the beginning of each period presented.
(d) Elimination of certain expenses which would not have been incurred under the Company's management.
(e) Change in depreciation expense due to purchase accounting adjustments to equipment and buildings, net of depreciation recorded in the historical financial statements. The estimated useful lives used for equipment range from 5 to 25 years and the estimated useful life used for buildings range from 25 to 39 years.
(f) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements. The estimated useful lives used for these intangible assets were as follows: FCC licenses, network affiliation agreements and goodwill - 40 years; other intangibles - 2 to 5 years.
(g) Estimated income tax effect of the pro forma adjustments.
(h) The inclusion of WLWT and KOCO and the exclusion of WZZM and WGRZ results of operations from the beginning of the period presented.
(i) The inclusion of WPTZ/WNNE and KSBW and the exclusion of WDTN and WNAC results of operations from the beginning of the periods presented.
(j) Additional expenses which would have been incurred under the Company's management.
(k) Conforming the accounting policies related to stock based compensation.
(l) Change in corporate expenses associated with the Company's new organizational structure as a result of contractual agreements for administrative services, such as accounting, financial, legal, tax, insurance, data processing and employee benefits and other applicable contractual agreements that were entered into upon the close of the Hearst Transaction.
(m) Interest expense on the pro forma debt as follows (in thousands):

                                                                              PRO FORMA
                                                                   --------------------------------
                                                                    12/31/97    6/30/97    6/30/98
                                                                   ---------   --------   --------
Senior Notes due 2007 at an interest rate of 7.0%................  $   8,752   $  4,376   $  4,376
Senior Notes due 2008 at an interest rate of 7.0%................     14,000      7,000      7,000
Senior Notes due 2027 at an interest rate of 7.5%................     13,124      6,562      6,562
Senior subordinated Notes due 2005 at an interest rate of 9.75%..        252        126        126
Commitment fees for the unused Chase Credit Facility.............      1,252        626        626
Non-cash interest charges........................................      2,248      1,124      1,124
Interest income..................................................     (2,400)    (1,200)    (1,200)
                                                                   ---------   --------   --------
Total Interest Expense, net......................................  $  37,228   $ 18,614   $ 18,614
                                                                   =========   ========   ========

(n) Includes the results of operations of the Company, which includes: (i) WLWT, KOCO, WAPT, KITV and KHBS/KHOG,; (ii) WCVB, WTAE, WISN, WBAL and
    KMBC; (iii) the management fee derived by the Company from the Managed Stations for the full-period presented; (iv) the Company's share of the Clear Channel Venture and WDTN from January 1 through May 31, 1998; and,
    (iv) KSBW and WPTZ/WNNE for the month of June 1998 only.
(o) Includes the results of operations of Argyle, which includes: (i) WAPT, KITV, KHBS/KHOG, Argyle's share of broadcast cash flows from the Clear Channel Venture for the entire period; (ii) WZZM and WGRZ for January 1997 only; and, (iii) WLWT and KOCO from February 1 through June 30, 1997.
(p) Reduction of pension expense resulting from the actuarial valuation of the newly-established qualified defined benefit pension plan.